SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: May 22, 2001
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-6368                                             38-1612444
(Commission File Number)                      (IRS Employer Identification No.)


                   One American Road, Dearborn, Michigan 48126
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
----------------------

         The Ford Motor Company ("Ford") news release dated May 22, 2001, filed as Exhibit 99.1 to this report, is incorporated by reference herein.

         As a result of the Firestone tire replacement action described in Ford's news release filed as Exhibit 99.1 hereto, Ford does not expect to meet its milestones to reduce costs in 2001 by $1 billion (at constant volume and mix) and to achieve 4% return on sales in its North American automotive business in 2001.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing
-----------                -----------                   ----------------

Exhibit 99.1               Ford Motor Company
                           News Release dated
                           May 22, 2001                  Filed with this Report




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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD MOTOR CREDIT COMPANY
                                            -------------------------
                                            (Registrant)


Date:  May 23, 2001                  By: /s/ E. E. Smith-Sulfaro
                                             -------------------
                                             E. E. Smith-Sulfaro
                                             Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

Exhibit 99.1               Ford Motor Company
                           News Release dated
                           May 22, 2001



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